AMENDMENT AGREEMENT
relating to an overdraft and contingent liability facility

BETWEEN:

1)	Interface Europe B.V., established in Scherpenzeel, the Netherlands,
Interface Scherpenzeel B.V., established in Scherpenzeel, the Netherlands,
Interface Nederland B.V., established in Scherpenzeel, the Netherlands,
Interface Flooring B.V., established in Scherpenzeel, the Netherlands,
Interface Belgium B.V., established in Scherpenzeel, the Netherlands,
Interface International B.V., established in Scherpenzeel, the Netherlands,
Interface Eastern Europe B.V., established in Scherpenzeel, the Netherlands,
Heuga Home Flooring B.V., established in Scherpenzeel, the Netherlands,
Interface Foreign Investments B.V., established in Scherpenzeel, the Netherlands,

individually or together hereinafter referred to as the 'Borrower',

and

2)	ABN AMRO Bank N.V., having its registered office in Amsterdam, the Netherlands, to be renamed The Royal Bank of Scotland N.V. in due course, hereinafter referred to as 'RBS'.

RECITALS:

(A)
The parties hereto are parties to a credit agreement dated 24 April 2009 (the 'Original Agreement'), pursuant to which RBS has agreed to make available to the Borrower a credit facility in the aggregate amount of (a maximum of) EUR 32,000,000.

(B)	The parties have agreed that the Original Agreement shall be amended in accordance with the provisions of this agreement ('Agreement').

IT IS AGREED as follows :-

1.	DEFINITIONS AND INTERPRETATION

Unless stated herein to the contrary, words and expressions as defined in the Original Agreement shall bear the same meanings as in this Agreement.

2.	AMENDMENTS

Subject to clause 3 below, the Original Agreement shall be amended as follows:

(a)	all references to 'ABN AMRO' shall be replaced by 'RBS';

(b)	the following new clause shall replace clause 3 in its entirety:

'3.	UTILISATION

The Facility may be utilised by way of:

a)	Overdraft in euro (including the issuance of guarantees with a tenor of up to 1 year) and or any freely available currency on the current accounts of the Borrower; and/or

b)	a Contingent Liability Facility for the purpose of issuing guarantees with a tenor exceeding one year up to an aggregate amount of EUR 5,000,000; and/or

c)	(i)
an allocated credit under joint and several liability of the Borrower for Interfaceflor India Pvt Ltd. with RBS’s branch in India as Lending Office for an aggregate amount of EUR 500,000 or its equivalent in INR or USD; and

(ii)
an allocated credit under joint and several liability of the Borrower for Interface Heuga Singapore PTE Ltd. with RBS’s branch in Singapore as Lending Office for an aggregate amount of EUR 2,000,000 or its equivalent in SGD or USD, (each an 'Allocated Credit').

For the purpose of the Agreement:

Allocated Credit means:
Credit facilities, made available to:
(i)	Interfaceflor India Pvt Ltd. under the terms and conditions of a credit agreement entered or to be entered into between Interfaceflor India Pvt Ltd. and the relevant Lending Office; and
(ii)	Interface Heuga Singapore PTE Ltd. under the terms and conditions of a credit agreement entered or to be entered into between Interface Heuga Singapore PTE Ltd. and the relevant Lending Office.

The aggregate of amounts outstanding by way of overdraft, each amount utilised under the contingent liability facility and the amount of the Allocated Credit shall not exceed the Facility Amount';

(c)	the following new sub- clause (iv) shall be added to clause 5 II:

‘(iv)	corporate guarantee from Interface Europe B.V. covering the Allocated Credit made available by RBS's Lending Office in Singapore'.

3.         OTHER

(a)	Save as amended by this Agreement, the Original Agreement shall remain in full force and effect.

(b)	This Agreement and the Original Agreement shall be read together and construed as one instrument.

4.	GOVERNING LAW AND JURISDICTION

(a)	This Agreement shall be governed by the laws of the Netherlands.

(b)
Any disputes arising out of or in connection with this Agreement shall in first instance, for the sole benefit of RBS, be brought before the relevant court of the Netherlands. This submission shall not limit the right of RBS to take proceedings in any court which may otherwise exercise jurisdiction over Borrower or any of its assets.

Agreed and signed in Scherpenzeel on January 21st, 2010 and in Amsterdam on 20 January 2010.

Interface Europe B.V.                                                             ABN AMRO Bank N.V.

/s/ J. Hasselman                                                                        /s/ G. P. Hemels

Name:          J. Hasselman                                                        /s/ Mr. R. M. H. Doornweerd
Title:           Sr. VP Finance

/s/ A. H. van Keken

Name:         A. H. van Keken
Title:           Director

Interface Scherpenzeel B.V.                                                Interface Nederland B.V.

/s/ J. Hasselman                                                                       /s/ J. Hasselman

Name:         J. Hasselman                                                        Name:           J. Hasselman
Title:           Director                                                                Title:           Director

/s/ A. H. van Keken

Name:         A. H. van Keken
Title:           Director

Interface Flooring B.V.                                                           Interface Belgium B.V.

/s/ J. Hasselman                                                                        /s/ J. Hasselman

Name:          J. Hasselman                                                        Name:         J. Hasselman
Title:           Director                                                                 Title:           Director

Interface International B.V.                                                   Interface Eastern Europe B.V.

/s/ J. Hasselman                                                                         /s/ J. Hasselman

Name:           J. Hasselman                                                       Name:         J. Hasselman
Title:           Director                                                                 Title:           Director

/s/ A. H. van Keken

Name:         A. H. van Keken
Title:           Director

Heuga Home Flooring B.V.                                                    Interface Foreign Investments B.V.

/s/ J. Hasselman                                                                         /s/ J. Hasselman

Name:          J. Hasselman                                                       Name:         J. Hasselman
Title:           Director                                                                Title:           Director